Exhibit 10.11

June    , 2003

Millstream Acquisition Corporation
c/o Arthur Spector
435 Devon Park Drive
Building 400
Wayne, Pennsylvania 19087

EarlyBirdCapital, Inc.
600 Third Avenue
33rd Floor
New York, New York 10016

  Re:
  Insider Letters

Gentlemen:

        Each of the undersigned hereby confirm that:

        1.     Section 10 of the letter agreements, dated May 9, 2003, among Millstream Acquisition Corporation ("Company"), EarlyBirdCapital, Inc. ("EBC") and each of Arthur Spector, Dr. Heinz C. Schimmelbusch, Robert E. Keith, Jr. and Don K. Rice and Section 9 of the letter agreements, dated May 9, 2003, among the Company, EBC and each of the Spector Family Trust and J. Brian O'Neill, relating to the right of first refusal granted to EBC by the undersigned for public sales, is hereby deleted in its entirety; and

        2.     The last proviso of Section 6 of the letter agreements, dated May 9, 2003, among the Company, EBC and each of Arthur Spector, Dr. Heinz C. Schimmelbusch, Robert E. Keith, Jr. and Don K. Rice and the last proviso of Section 5 of the letter agreements, dated May 9, 2003, among the Company, EBC and each of the Spector Family Trust and J. Brian O'Neill, is hereby deleted in its entirety such that Section 6 and Section 5 read as follows, respectively;

  "The undersigned will not be entitled to receive and will not accept a finder's fee or any other compensation in the event the undersigned originates a Business Combination."

Arthur Spector	Dr. Heinz C. Schimmelbusch

Robert E. Keith, Jr,	Don K. Rice

SPECTOR FAMILY TRUST

By:
J. Brian O'Neill	Adam B. Spector, Trustee

By:
Jeremy D. Spector, Trustee

Accepted and Agreed:

MILLSTREAM ACQUISITION CORPORATION

By:
Arthur Spector, Chairman

EARLYBIRDCAPITAL, INC.

By:
Steven Levine, Chairman